Exhibit 10.436

ASSIGNMENT OF REAL ESTATE PURCHASE CONTRACT

For good and valuable consideration the receipt and sufficiency of which is hereby acknowledged, the undersigned, INLAND REAL ESTATE ACQUISITIONS, INC., an Illinois corporation, (“Assignor”) hereby assigns to INLAND WESTERN PLACENTIA, L.L.C., a Delaware limited liability company, (“Assignee”) all of its right, title and interest in that certain Agreement of Purchase and Sale by and between INLAND REAL ESTATE ACQUISITIONS, INC., as Purchaser, and DONAHUE SCHRIBER REALTY GROUP, L.P., a Delaware limited partnership, as Seller, dated October 11, 2004, as amended, for purchase and sale of certain real property commonly known as Placentia Town Center, 104-198 Yorba Linda Blvd., Placentia, California (the “Property”).

By execution hereof by Assignee, Assignee hereby accepts the assignment and assumes all of the obligations of Assignor under the Purchase Agreement.

This Assignment is effective as of the 29th day of November, 2004.

ASSIGNOR:	INLAND REAL ESTATE ACQUISITIONS, INC., an Illinois corporation

	By:	/s/ G. Joseph Cosenza
G. Joseph Cosenza
	Its:	President

ASSIGNEE:	INLAND WESTERN PLACENTIA, L.L.C., a
Delaware limited liability company By: Inland Western Retail Real Estate Trust, Inc., its sole member

	By:	/s/ [ILLEGIBLE]

Its: Assistant Secretary